EXHIBIT 4.4

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of April 4, 2006 by and between TOWER GROUP, INC., a Delaware corporation (the “Investor”), and CASTLEPOINT HOLDINGS, LTD., a Bermuda company (the “Company”).

RECITALS

WHEREAS, the Investor purchased from the Company 2,555,000 common shares, par value $0.01 per share, of the Company (the “Common Shares”), pursuant to a Subscription Agreement between the Company and the Investor (the “Subscription Agreement”);

WHEREAS, the Company issued to the Investor a warrant to purchase 1,127,000 Common Shares (the “Investor Warrant”); and

WHEREAS, in consideration of the Investor’s entry into the Subscription Agreement, the Company has agreed to execute and deliver to the Investor this Agreement;

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.                                       Definitions. (a) In addition to the terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the meanings set forth below:

(i)                                     “Affiliate” of any specified Person means any other Person who directly, or indirectly through one or more intermediaries, is in control of, is controlled by, or is under common control with, such specified Person. For purposes of this definition, control of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether by contract, securities ownership or otherwise; and the terms “controlling” and “controlled” have the respective meanings correlative to the foregoing.

(ii)                                  “Agreement” means this Registration Rights Agreement, as the same may be amended, supplemented or modified from time to time in accordance with the terms hereof.

(iii)                               “Closing Date” means April 4, 2006, or such other time or such other date as the Company and the Investor may agree.

(iv)                              “Commission” means the Securities and Exchange Commission.

(v)                                 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, or any similar successor statute.

(vi)                              “Free Writing Prospectus” means a free writing prospectus (as such term is defined in Rule 405 under the Securities Act) relating to Registrable Securities.

(vii)                           “Investor Warrant” means the warrant granted by the Company to the Investor dated March 28, 2006.

(viii)                        “Investor” means the Investor and any permitted transferee or assignee of Registrable Securities who agrees to become bound by all of the terms and provisions of this Agreement.

(ix)                                “Person” means any individual, partnership, corporation, limited liability company, joint stock company, association, trust, unincorporated organization, or a government agency or political subdivision thereof.

(x)                                   “Prospectus” means the prospectus (including any preliminary prospectus and/or any final prospectus filed pursuant to Rule 424(b) under the Securities Act and any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance on Rule 430A, Rule 430B or Rule 430C under the Securities Act) included in a Registration Statement, as amended or supplemented by any prospectus supplement or any Issuer Free Writing Prospectus (as defined in Rule 433(h) under the Securities Act) with respect to the terms of the offering or any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

(xi)                                “Public Offering” means an offer registered with the Commission and the appropriate state securities commissions by the Company of its Common Shares and made pursuant to the Securities Act.

(xii)                             “Registrable Securities” means (i) the Common Shares purchased pursuant to the Subscription Agreement, (ii) the Common Shares issuable upon exercise of the Investor Warrant, and (iii) any shares or other securities issued in respect of such Registrable Securities by reason of or in connection with any share dividend, share distribution, share split, purchase in any rights offering or in connection with any exchange for or replacement of such Registrable Securities or any combination of shares, recapitalization, amalgamation, merger or consolidation, any other equity securities issued in respect of Registrable Securities pursuant to any other pro rata distribution with respect to the Common Shares; provided, however, that a Common Share shall cease to be a Registrable Security for purposes of this Agreement when it no longer is a Restricted Security.

(xiii)                          “Registration Expenses” means any and all expenses incident to the performance of or compliance with this Agreement, including, without limitation: (i) all Commission, securities exchange, NASD registration, listing, inclusion and filing fees, (ii) all fees and expenses incurred in connection with compliance with international, federal or state securities or blue sky laws (including, without limitation, any registration, listing and filing fees and reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Securities and the preparation of a blue sky memorandum and compliance with the rules of the NASD), (iii) all expenses in preparing or assisting in preparing, word processing, duplicating, printing, delivering and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements, certificates and any other documents relating to the performance under and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing or inclusion of any of the Registrable Securities on any securities exchange or The Nasdaq Stock Market pursuant to Section 3(h) of this Agreement, (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company (including, without limitation, the expenses of any special audit and “cold comfort” letters required by or incident to such performance), and (vi) any fees and disbursements customarily paid in issues and sales of securities (including the fees and expenses of any experts retained by the Company in connection with any Registration Statement); provided, however, that Registration Expenses shall exclude brokers’ or underwriters’ discounts and commissions, if any, relating to the sale or disposition of Registrable Securities by the Investor.

(xiv)                         “Registration Statement” means any registration statement of the Company, which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement.

(xv)                            “Restricted Security” means any Common Share except any that (i) has been registered pursuant to an effective registration statement under the Securities Act and sold in a manner contemplated by the prospectus included in such registration statement, (ii) has been transferred by the Investor in compliance with the resale provisions of Rule 144 under the Securities Act (or any successor provision thereto) or is transferable by the Investor pursuant to paragraph (k) of Rule 144 under the Securities Act (or any successor provision thereto), or (iii) otherwise has been transferred by the Investor and a new certificate representing a Common Share not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company.

(xvi)                         “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, or any similar successor statute.

(xvii)                      “Shelf S-1 Resale Registration Statement” means a shelf registration statement on Form S-1 to be filed by the Company within 90 days after the Closing Date, as described in the Offering Memorandum of the Company dated March 27, 2006.

(xviii)                   “Underwritten Offering” means a sale of securities of the Company to an underwriter or underwriters for reoffering to the public.

2.                                       Registration. (a)  Demand Registration Rights.

(i)                                     At any time after the Shelf S-1 Resale Registration Statement has been withdrawn or has ceased to be effective, or if the Shelf S-1 Resale Registration Statement has not been filed within 150 days after the Closing Date, then upon the receipt by the Company of the written request of the Investor, and in no event later than 60 days after the receipt of such request (but subject to any applicable Blackout Periods), the Company shall prepare and file with the Commission (the “Filing Deadline”) a Registration Statement under the Securities Act or Form S-3 (or such other form as may be available for use by the Company) relating to the offer and sale of the Registrable Securities by the Investor and will promptly take all actions that are necessary or advisable in connection with such registration, including without limitation, providing written responses to any comments made by the Commission regarding such registration statement and filing any necessary pre-effective amendments and all necessary exhibits thereto, and will use its commercially reasonable efforts to cause such Registration Statement to be declared effective by the Commission as soon as possible after the initial filing thereof. The Company will, subject to any applicable Blackout Periods, use its commercially reasonable efforts to keep such Registration Statement effective for the period beginning on the date such Registration Statement becomes effective (the “Effectiveness Date”) and terminating on the earlier of (x) two years from the Effectiveness Date and (y) the date upon which all Registrable Securities then held by the Investor either (i) may be resold without restriction of any kind and without need for such Registration Statement to be effective or (ii) have been disposed of pursuant to transactions contemplated by the Registration Statement. The Company’s obligation to file a Registration Statement under this Section 2(a) shall terminate on the date upon which all Registrable Securities then held by the Investor either (i) may be resold without restriction of any kind and without need for a Registration Statement to be effective or (ii) have been disposed of pursuant to transactions contemplated by the Registration Statement.

(ii)                                  If a registration pursuant to this Section 2(a) involves a Public Offering that is an Underwritten Offering, the Company and each other selling security holder participating in such Public Offering shall agree to sell any Common Shares to be sold by them to the underwriters on the same terms as apply to the Common Shares to be sold by the Investor. If the managing underwriter thereof advises the Company and the Investor that, in its view, the number of Common Shares that the Company and the Investor and other selling security holders (if any) intend to include in such registration exceeds the largest number of Common Shares that can be sold without having an adverse effect on such Public Offering, including with respect to the price at which such shares can be sold (the “Maximum Offering Size”), the Company will include in such registration only that number of Common Shares which does not exceed the Maximum Offering Size, in the following order of priorities:  (1) first, all Registrable Securities of the Investor and (2) second, the securities proposed to be registered by the Company and by other holders of securities entitled to participate in the registration, drawn from them pro-rata based on the number of shares each has requested to be included in such registration.

(iii)                               The Company shall be required to register the Registrable Securities not more than two (2) times pursuant to this Section 2(a).

(iv)                              At any time before a Registration Statement requested by the Investor pursuant to this Section 2(a) has become effective, the Investor may withdraw its request by written notice to the Company and upon receipt of such notice the Company shall, at its option, either withdraw the Registration Statement (if any) that it previously filed in connection with such request or amend such Registration Statement to remove any Registrable Securities included therein at the Investor’s request and in either case shall be relieved of all obligations under this Section 2(a) with respect to such request; provided that if the Investor reimburses the Company for all of the Company’s costs and expenses incurred in complying with such request through the time the Company receives notice of the Investor’s withdrawal of such request, such request shall not count as a request to register Registrable Securities for purposes of Section 2(a)(iii).

(b)                                 Piggyback Registration Rights. (i)  If the Company proposes to register any of its Common Shares or any other Common Shares of the Company under the Securities Act (other than a registration on Form S-8 or S-4 or any successor or similar forms), whether or not for sale for its own account, it will at such time, give prompt written notice at least 20 calendar days prior to the anticipated filing date of the registration statement relating to such registration to the Investor, which notice shall set forth such Investor’s rights under this Section 2(b) and shall offer the Investor the opportunity to include in such registration statement such number of Registrable Securities as the Investor may request. Upon the written request of the Investor made within 15 calendar days of the notice from the Company (which request shall specify the number of Registrable Securities such Investor seeks to register), the Company will use commercially reasonable efforts to effect the registration under the Securities Act of all Registrable Securities that the Company has been so requested to register by the Investor, to the extent requisite to permit the disposition of the Registrable Securities to be so registered; provided, however, that (A) if such registration involves an underwritten Public Offering, the Investor must sell its Registrable Securities to the underwriters on the same terms and conditions as apply to the Company or other selling security holders, (B) if such registration does not involve an underwritten Public Offering, the Investor must sell its Registrable Securities in accordance with the plan of distribution set forth on Exhibit A and (C) if, at any time after giving written notice of its intention to register any Registrable Securities pursuant to this Section 2(b) and prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register such Registrable Securities, the Company shall give written notice to the Investor and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration.

(ii)                                  If a registration pursuant to this Section 2(b) involves an Underwritten Offering and the managing underwriter thereof advises the Company that, in its view, the number of Common Shares that the Company and the Investor and other selling security holders (if any) intend to include in such registration exceeds the Maximum Offering Size, the Company will include in such registration only that number of Common Shares which does not exceed the Maximum Offering Size, in the following order of priorities:  (1) first, all securities the Company proposes to sell for its own account and (2) second, the securities requested to be registered by other holders of securities entitled to participate in the registration (including Registrable Securities of the Investor), drawn from them pro-rata based on the number of shares each has requested to be included in such registration and the Investor.

(iii)                               If as a result of the proration provisions of this Section 2(b), the Investor is not entitled to include all such Registrable Securities in such registration, the Investor may elect to withdraw its request to include any Registrable Securities in such registration.

(iv)                              If the Investor decides not to include all of its Registrable Securities in any Registration Statement thereafter filed by the Company but before the Registration Statement becomes effective, the Investor shall nevertheless continue to have the right under this Section 2(b) to include any Registrable Securities then held by it in any subsequent Registration Statement as may be filed by the Company with respect to offerings of its Common Shares.

(v)                                 Notwithstanding the foregoing, the Company shall have no obligations under this Section 2(b) hereof at any time that the Registrable Securities that the Investor seeks to include in a Registration Statement are the subject of an effective registration statement.

(c)                                  Blackout Period.

(i)                                     Subject to the provisions of this Section 2(c) and a good faith determination by a majority of the independent members of the Board of Directors of the Company that it is in the best interests of the Company to suspend the use of the Registration Statement, following the effectiveness of a Registration Statement (and the filings with any international, federal or state securities commissions), the Company, by written notice to managing underwriter (if any) and the Investor, may direct the Investor to suspend sales of the Registrable Securities pursuant to a Registration Statement for such times as the Company reasonably may determine is necessary and advisable (but in no event for more than (x) an aggregate of ninety (90) days in any rolling twelve (12)- month period commencing on the Closing Date or (y) more than sixty (60) days in any rolling 90-day period), if any of the following events shall occur:  (1) the representative of the underwriters of an Underwritten Offering of primary shares by the Company has advised the Company that the sale of Registrable Securities pursuant to the Registration Statement would have a material adverse effect on the Company’s primary offering; (2) the majority of the independent members of the Board of Directors of the Company shall have determined in good faith that (A) the offer or sale of any Registrable Securities would materially impede, delay or interfere with any proposed financing, offer or sale of securities, acquisition, amalgamation, merger, tender offer, business combination, corporate reorganization or other significant transaction involving the Company or (B) after the advice of counsel, the sale of Registrable Securities pursuant to the Registration Statement would require disclosure of non-public material information not otherwise required to be disclosed under applicable law, and (C)  (x) the Company has a bona fide business purpose for preserving the confidentiality of the proposed transaction, (y) disclosure would have a material adverse effect on the Company or the Company’s ability to consummate the proposed transaction, or (z) the proposed transaction renders the Company unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable to cause the Registration Statement (or such filings) to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis, as applicable; or (3) the majority of the independent members of the Board of Directors of the Company shall have determined in good faith, after the advice of counsel, that the Company is required by law, rule or regulation or that it is in the best interests of the Company to supplement the Registration Statement or file a post-effective amendment to the Registration Statement in order to incorporate information into the Registration Statement for the purpose of (A) including in the Registration Statement any prospectus required under Section 10(a)(3) of the Securities Act; (B) reflecting in the prospectus included in the Registration Statement any facts or events arising after the effective date of the Registration Statement (or of the most recent post-effective amendment) that, individually or in the aggregate, represents a fundamental change in the information set forth therein; or (C) including in the prospectus included in the Registration Statement any material information with respect to the plan of distribution not disclosed in the Registration Statement or any material change to such information. Any period in which the use of the Registration Statement has been suspended in accordance with this Section 2(c) is sometimes referred to herein as a “Blackout Period.”  Upon the occurrence of any such suspension, the Company shall use its commercially reasonable best efforts to cause the Registration Statement to become effective or to promptly amend or supplement the Registration Statement on a post-effective basis or to take such action as is necessary to make resumed use of the Registration Statement compatible with the Company’s best interests, as applicable, so as to permit the Investor to resume sales of the Registrable Securities as soon as possible.

(ii)                                  In the case of an event that causes the Company to suspend the use of a Registration Statement (a “Suspension Event”), the Company shall give written notice (a “Suspension Notice”) to the managing underwriter (if any) and the Investor to suspend sales of the Registrable Securities and such notice shall state generally the basis for the notice and that such suspension shall continue only for so long as the Suspension Event or its effect is continuing (but in no event longer than the periods specified in Section 2(c)(i)) and the Company is using its commercially reasonable best efforts and taking all reasonable steps to terminate suspension of the use of the Registration Statement as promptly as possible. The Investor shall not effect any sales of the Registrable Securities pursuant to such Registration Statement (or such filings) at any time after it has received a Suspension Notice from the Company and prior to receipt of an End of Suspension Notice (as defined below). If so directed by the Company, the Investor will deliver to the Company (at the expense of the Company) all copies (other than permanent file copies)

then in the Investor’s possession of the Prospectus covering the Registrable Securities at the time of receipt of the Suspension Notice. The Investor may recommence effecting sales of the Registrable Securities pursuant to the Registration Statement (or such filings) following further notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company to the Investor and the managing underwriter in the manner described above promptly following the conclusion of any Suspension Event and its effect.

(iii)                               Notwithstanding any provision herein to the contrary, if the Company shall give a Suspension Notice pursuant to this Section 2, the Company agrees that it shall extend the period of time during which the applicable Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from the date of receipt by the Investor of the Suspension Notice to and including the date of receipt by the Investor of the End of Suspension Notice and copies of the supplemented or amended Prospectus necessary to resume sales.

3.                                       Obligations of the Company. In connection with the registration of the Registrable Securities, the Company shall use commercially reasonable efforts to:

(a)                                  (i) Prepare and file with the Commission a Registration Statement, within the relevant time period specified in Section 2, on the appropriate form under the Securities Act (as shall be selected by the Company), which Registration Statement (1) shall be available for the sale of the Registrable Securities by the Investor, (2) shall comply as to form in all material respects with the requirements of the applicable form and include or incorporate by reference all financial statements required by the Commission to be filed therewith or incorporated by reference therein, and (3) shall comply in all respects with the requirements of Regulation S-T under the Securities Act, and (ii) cause such Registration Statement to become effective and remain effective in accordance with Section 2 of this Agreement.

(b)                                 Prepare and file with the Commission such amendments and post-effective amendments to each Registration Statement as may be necessary under applicable law to keep such Registration Statement effective for the applicable period; and cause each Prospectus to be supplemented by any required prospectus supplement or Issuer Free Writing Prospectus (as defined in Rule 433(h) under the Securities Act), and cause the Prospectus as so supplemented or any such Issuer Free Writing Prospectus, as the case may be, to be filed pursuant to Rule 424 or Rule 433, respectively (or any similar provision then in force) under the Securities Act and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations thereunder applicable to it with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the Investor thereof (including sales by any broker-dealer);

(c)                                  Not to prepare, use or file any Issuer Free Writing Prospectus (as defined in Rule 433(h) under the Securities Act) with respect to Registrable Securities unless such Issuer Free Writing Prospectus has been approved by the Investor (such approval not be unreasonably withheld);

(d)                                 During such time as a Registration Statement is effective or such shorter period that will terminate when all the Registrable Securities have been sold (the “Registration Period”), comply with the provisions of the Securities Act with respect to the Registrable Securities of the Company covered by the Registration Statement;

(e)                                  (i) Prior to the filing with the Commission of any Registration Statement (including any amendments thereto) and the distribution or delivery of any Prospectus (including any supplements thereto) or Issuer Free Writing Prospectus, provide draft copies thereof (including a copy of the accountant’s consent letter to be included in the filing) to the Investor and reflect in such documents all such comments relating to the Investor and the plan of the distribution of the Registrable Securities as the Investor reasonably may propose; and

(ii)                                  Furnish to the Investor (A) promptly after the same is prepared and publicly distributed, filed with the Commission, or received by the Company, one copy of the Registration Statement, each Prospectus, each Issuer Free Writing Prospectus, and each amendment or supplement to any of the foregoing, and (B) such number of copies of the Prospectus, each Issuer Free Writing Prospectus, and all amendments and supplements thereto and such other documents, as the Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the Investor;

(f)                                    (i)  Register or qualify the Registrable Securities covered by a Registration Statement under such securities or “blue sky” laws of all jurisdictions requiring blue sky registration or qualification,

(ii)                                  Prepare and file in such jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period,

(iii)                               Take all such other lawful actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and

(iv)                              Take all such other lawful actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions;

provided, however, that the Company shall not be required in connection with any of its obligations under this Section 3(f) to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (B) subject itself to general taxation in any such jurisdiction or (C) file a general consent to service of process in any such jurisdiction;

(g)                                 As promptly as practicable after becoming aware of such event, notify the Investor of the occurrence of any event, as a result of which the Prospectus included in a Registration Statement, as then in effect, or any Issuer Free Writing Prospectus, taken as a whole with the Prospectus, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare an amendment to a Registration Statement and supplement to the Prospectus to correct such untrue statement or omission, and deliver a number of copies of such supplement and amendment to the Investor as the Investor may reasonably request;

(h)                                 Notify the Investor of the issuance by the Commission of any stop order or other suspension of the effectiveness of a Registration Statement on the date of receipt of any such stop order or other suspension, and take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension;

(i)                                     Cause all the Registrable Securities covered by a Registration Statement to be listed on a principal national securities exchange, or included in an inter-dealer quotation system of a registered national securities association, on or in which securities of the same class or series issued by the Company are then listed or included;

(j)                                     Maintain a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the first Registration Statement;

(k)                                  Cooperate with the Investor to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Investor reasonably may request and registered in such names as the Investor may request; and, within three business days after a registration statement which includes Registrable Securities is declared effective by the Commission, deliver to the transfer agent for the Registrable Securities (with copies to the Investor) an appropriate instruction and, to the extent necessary, cause legal counsel selected by the Company to deliver an opinion of such counsel to such transfer agent;

(l)                                     Take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Investor of its Registrable Securities in accordance with the intended methods therefor provided in the Prospectus which are customary under the circumstances, including without limitation, by making senior management available to participate in road shows and meeting with potential investors as the Investor shall reasonably request.

4.                                       Obligations of the Investor. In connection with the registration of the Registrable Securities, the Investor shall have the following obligations:

(a)                                  It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least ten business days prior to the first anticipated filing date of a Registration Statement, the Company shall notify the Investor and its counsel, whether in-house or otherwise (“Counsel”) of the information relating to the Investor and the Registrable Securities the Company requires from the Investor in order to prepare and file a Registration Statement that complies with the Securities Act (the “Requested Information”). If four business days prior to the anticipated filing date the Company has not received the Requested Information from the Investor or its Counsel, then the Company shall send the Investor and its Counsel a reminder of such information request. If two business days prior to the anticipated filing date the Company still has not received the Requested Information from the Investor or its Counsel, then the Company may file the Registration Statement without including Registrable Securities of the Investor. However, promptly upon receipt of the Requested Information, and at the Investor’s expense, the Company shall file such amendment(s) to the Registration Statement as may be necessary to include therein the Registrable Securities.

(b)                                 The Investor agrees to cooperate with the Company in connection with the preparation and filing of such Registration Statement hereunder, unless the Investor has notified the Company in writing of its election in accordance with the terms and conditions of this Agreement to exclude all of its Registrable Securities from such Registration Statement.

(c)                                  The Investor shall not prepare or use any Free Writing Prospectus (as such term is defined in Rule 405 under the Securities Act) unless any and all issuer information included therein has been approved by the Company (such approval not be unreasonably withheld).

(d)                                 As promptly as practicable after becoming aware of such event, the Investor shall notify the Company of the occurrence of any event, as a result of which the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(e)                                  The Investor agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in Section 3(g) or 3(h), it shall immediately discontinue its disposition of Registrable Securities pursuant to a Registration Statement covering such Registrable Securities until the Investor’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(g) and, if so directed by the Company, the Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies (other than permanent file copies) in the Investor’s possession of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

5.                                       Expenses of Registration. All Registration Expenses shall be paid by the Company. The Investor shall pay the underwriting discount attributable to such Investor’s Registrable Securities, any transfer taxes payable with respect thereto, and all fees and expenses, including fees and expenses of such Investor’s counsel, incurred by the Investor.

6.                                       Indemnification and Contribution. (a)  The Company agrees to indemnify and hold harmless (i) the Investor, (ii) each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act), any such Person described in clause (i) (any of the Persons referred to in this clause (ii) being hereinafter referred to as a “Controlling Person”), and (iii) the respective officers, directors, partners, employees, representatives and agents of any such Person or any Controlling Person (any Person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as a “Purchaser Indemnitee”), to the fullest extent lawful, from and against any and all losses, claims, damages, judgments, actions, out-of-pocket expenses, and other liabilities (the “Liabilities”), including without limitation and as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of counsel to any Purchaser Indemnitee, joint or several, directly or indirectly related to, based upon, arising out of or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus (as amended or supplemented if the Company shall have furnished to such Purchaser Indemnitee any amendments or supplements thereto), or any preliminary Prospectus or Issuer Free Writing Prospectus taken as a whole with the preliminary Prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as such Liabilities arise out of or are based upon (i) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Purchaser Indemnitee furnished to the Company or any underwriter in writing by such Purchaser Indemnitee expressly for use therein, or (ii) any untrue statement contained in or omission from or alleged untrue statement contained in or alleged omission from a preliminary Prospectus if a copy of the preliminary Prospectus (as then amended or supplemented, if the Company shall have furnished or made available to or on behalf of the Investor participating in the distribution relating to the relevant Registration Statement any amendments or supplements thereto) was not sent or given by or on behalf of the Investor to the Person asserting any such Liabilities who purchased the Common Shares, if such preliminary Prospectus (or preliminary Prospectus as amended or supplemented) is furnished or made available to the Investor prior to the time of sale of such Common Shares to such Person and the untrue statement contained in or omission from or alleged untrue statement contained in or alleged omission from such preliminary Prospectus was corrected in the preliminary Prospectus, as amended or supplemented. The Company shall notify the Investor promptly of the institution, threat or assertion of any claim, proceeding (including any governmental investigation), or litigation of which it shall have become aware in connection with the matters addressed by this Agreement which involves the Company or a Purchaser Indemnitee. The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of any Purchaser Indemnitee.

(b)                                 Indemnification by the Investor. In connection with any Registration Statement in which a Holder of Registrable Securities is participating, the Investor agrees, severally and not jointly, to indemnify and hold harmless the Company, each Person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act and the respective partners, directors, officers, members, representatives, employees and agents of such Person or Controlling Person to the same extent as the foregoing indemnity from the Company to each Purchaser Indemnitee, but only with reference to untrue statements or omissions or alleged untrue statements or omissions made in reliance upon and in strict conformity with information relating to such Purchaser Indemnitee furnished to the Company in writing by such Purchaser Indemnitee expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto or any preliminary Prospectus or Issuer Free Writing Prospectus. The liability of any Purchaser Indemnitee pursuant to this paragraph shall in no event exceed the net proceeds received by such Purchaser Indemnitee from sales of Registrable Securities giving rise to such obligations.

(c)                                  Notice of Claims, etc. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to paragraph (a) or (b) above, such Person (the “Indemnified Party”), shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”), in writing of the commencement thereof (but the failure to so notify an Indemnifying Party shall not relieve it from any liability which it may have under this Section 6, except to the extent the Indemnifying Party is materially prejudiced by the failure to give notice), and the Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may reasonably designate in such action, suit, proceeding, claim or demand and shall pay the reasonable fees and expenses actually incurred by such counsel related to such proceeding. Notwithstanding the foregoing, in any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party, unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed in writing to the contrary, (ii) the Indemnifying Party failed within a reasonable time after notice of commencement of the action to assume the defense and employ counsel reasonably satisfactory to the Indemnified Party, or (iii) the named parties to any such action (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, or any Affiliate of the Indemnifying Party, and such Indemnified Party shall have been reasonably advised by counsel that either (x) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party or such Affiliate of the Indemnifying Party or (y) a conflict may exist between such Indemnified Party and the Indemnifying Party or such Affiliate of the Indemnifying Party (in which case the Indemnifying Party shall not have the right to assume nor direct the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or separate but substantially similar or related actions arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel), for all such Indemnified Parties, and any such separate firm for the Indemnifying Party, the directors, the officers and such control Persons of the Indemnified Party as shall be designated in writing by the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent or if there is a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify any Indemnified Party from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

(d)                                 Contribution. If the indemnification provided for in paragraphs (a) and (b) of this Section 6 is for any reason held to be unavailable to an Indemnified Party in respect of any Liabilities referred to therein (other than by reason of the exceptions provided therein) or is insufficient to hold harmless a party indemnified thereunder, then each Indemnifying Party under such paragraphs, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities (i) in such proportion as is appropriate to reflect the relative benefits of the Indemnified Party on the one hand and the Indemnifying Party(ies) on the other in connection with the statements or omissions that resulted in such Liabilities, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Indemnifying Party(ies) and the Indemnified Party, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and any Purchaser Indemnitees on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such Purchaser Indemnitees and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

(e)                                  The parties agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if such Indemnified Parties were treated as one entity for such purpose), or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph 6(d) above. The amount paid or payable by an Indemnified Party as a result of any Liabilities referred to paragraph 6(d) shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, in no event shall a Purchaser Indemnitee be required to contribute any amount in excess of the amount by which proceeds received by such Purchaser Indemnitee from sales of Registrable Securities exceeds the amount of any damages that such Purchaser Indemnitee has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For purposes of this Section 6, each Person, if any, who controls (within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act) the Investor shall have the same rights to contribution as the Investor and each Person, if any, who controls (within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act) the Company, and each officer, director, partner, employee, representative, agent or manager of the Company shall have the same rights to contribution as the Company. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 6 or otherwise, except to the extent that any party is materially prejudiced by the failure to give notice. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(f)                                    The indemnity and contribution agreements contained in this Section 6 will be in addition to any liability which the Indemnifying Parties may otherwise have to the Indemnified Parties referred to above. The Purchaser Indemnitees’ obligations to contribute pursuant to this Section 6 are several in proportion to the respective number of Shares sold by each of the Purchaser Indemnitees hereunder and not joint.

7.                                       Assignment. The rights to have the Company register Registrable Securities pursuant to this Agreement may be assigned or transferred only with the prior written consent of the Company, and any such assignment or transfer without such consent shall be void and of no effect. In the event of any such permitted assignment or transfer by the Investor to any permitted transferee of all or any portion of such Registrable Securities such transfer will be allowed only if:  (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the Registrable Securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment, the Registrable Securities so transferred or assigned to the transferee or assignee constitute Restricted Securities, (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein, and (e) the Company is furnished with an opinion of counsel, which counsel and opinion shall be reasonably satisfactory to the Company, to the effect that the permitted assignment would be in compliance with the Securities Act and any applicable state or other securities laws.

8.                                       Amendment and Waiver. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this Section 8 shall be binding upon the Investor and the Company.

9.                                       Miscellaneous.

(a)                                  A person or entity shall be deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

(b)                                 Except as may be otherwise provided herein, any notice or other communication or delivery required or permitted hereunder shall be in writing and shall be delivered personally or sent by certified mail, postage prepaid, by a nationally recognized overnight courier service or by facsimile as follows, and shall be deemed given when actually received.

If to the Company, to:

CastlePoint Holdings, Ltd.

Clarendon House

2 Church Street

Hamilton HM 11  Bermuda
Attention:  The Secretary
Fax:  (441) 292-4720

With a copy (which shall not constitute notice) to:

Baker & McKenzie LLP

1114 Avenue of the Americas

New York, New York 10036

Attention:  Roslyn Tom, Esq.
Fax:  (212) 310-1771

If to the Investor, to:

Tower Group, Inc.

120 Broadway, 14th Floor

New York, New York 10271
Attention:  Michael H. Lee
Fax:  (212) 271-5492

With a copy (which shall not constitute notice) to:

Lebouf, Lamb, Greene & MacRae LLP
125 West 55th Street
New York, New York 10019
Attention: Matthew M. Ricciardi, Esq.
Fax:  (212) 649-9483

The Company or the Investor may change the foregoing address by notice given pursuant to this Section 9(b).

(c)                                  Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d)                                 This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, without regard to conflicts of laws principles.

(e)                                  The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use good faith efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(f)                                    This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and undertakings among the parties hereto with respect to the subject matter hereof.

(g)                                 Subject to the requirements of Section 7 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

(h)                                 All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

(i)                                     The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

(j)                                     From and after the date of this Agreement, upon the request of the Investor or the Company, the Company and the Investor shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

(k)                                  This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Signatures delivered by facsimile shall be deemed to be original signatures.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

CASTLEPOINT HOLDINGS, LTD.
a Bermuda company

By:	/s/ Joel S. Weiner
Name: Joel S. Weiner
Title: Chief Financial Officer and Senior
Vice President

TOWER GROUP, INC.
a Delaware corporation

By:	/s/ Michael H. Lee
Name: Michael H. Lee
Title: Chairman of the Board, President and Chief Executive Officer

[SIGNATURE PAGE TO TOWER’S REGISTRATION RIGHTS AGREEMENT]

Exhibit A

Plan of Distribution

The selling shareholder and any of its donees, transferees, pledgees, assignees and successors-in-interest may sell, from time to time, any or all of their common shares on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The selling shareholder may use any one or more of the following methods when selling shares:

•                                          ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•                                          block trades in which the broker-dealer so engaged will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•                                          purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•                                          over-the-counter distribution in accordance with the rules of the Nasdaq Stock Market;

•                                          privately negotiated transactions;

•                                          short sales;

•                                          broker-dealers may agree with the selling shareholder to sell a specified number of such shares at a stipulated price per share;

•                                          a combination of any such methods of sale; and

•                                          any other method permitted pursuant to applicable law.

Under applicable rules and regulations under the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), any person engaged in a distribution of the common shares covered by this prospectus may be limited in its ability to engage in market activities with respect to such shares. The selling shareholder, for example, will be subject to applicable provisions of the Securities Exchange Act and the rules and regulations under it, including, without limitation, Regulation M, which provisions may restrict certain activities of the selling shareholder and limit the timing of purchases and sales of any common shares by the selling shareholder. Furthermore, under Regulation M, persons engaged in a distribution of securities are prohibited from simultaneously engaging in market making and certain other activities with respect to such securities for a specified period of time prior to the commencement of such distributions, subject to specified exceptions or exemptions. The foregoing may affect the marketability of the shares offered by this prospectus.

To the extent required, this prospectus may be amended or supplemented from time to time to describe a specific plan of distribution. In connection with distributions of the shares or otherwise, the selling shareholders may enter into hedging transactions with broker-dealers or other financial institutions. In connection with such transactions, broker-dealers or other financial institutions may engage in short sales of our common shares in the course of hedging the positions they assume with selling shareholders. The selling shareholders may also sell our securities short and redeliver the shares to close out such short positions. The selling shareholders may also enter into option or other transactions with broker-dealers or other financial institutions that require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares the broker-dealer or other financial institution may resell pursuant to this prospectus, as supplemented or amended to reflect such transaction.

The selling shareholder may also engage in short sales against the box, puts and calls and other transactions in our securities or derivatives of our securities and may sell or deliver shares in connection with these trades. The selling shareholder may pledge its shares to its brokers under the margin provisions of customer agreements. If the selling shareholder defaults on a margin loan, the broker may offer and sell, from time to time, the pledged shares.

The selling shareholder may sell shares directly to market makers acting as principals and/or broker-dealers acting as agents for itself or its customers. Broker-dealers engaged by the selling shareholder may arrange for other broker-dealers to participate in sales. Broker-dealers may receive commissions, concessions or discounts from the selling shareholder (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling shareholder does not expect these commissions and discounts to exceed what is customary in the types of transactions involved. Market makers and block purchasers that purchase the shares will do so for their own account and at their own risk. It is possible that a selling shareholder will attempt to sell shares in block transactions to market makers or other purchasers at a price per share that may be below the then-current market price. We cannot make assurances that all or any of the common shares will be issued to, or sold by, the selling shareholder.

In addition, any shares that qualify for sale pursuant to Rule 144 promulgated under the Securities Act of 1933, as amended (the “Securities Act”), may be sold under Rule 144 rather than pursuant to this prospectus.

The selling shareholder and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

In certain states, the applicable state securities laws will require a holder of shares desiring to sell its shares to sell its shares only through registered or licensed brokers or dealers. In addition, in certain states the shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

We are required to pay all fees and expenses incident to the registration of the shares. We have agreed to indemnify the selling shareholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

In addition, we will make copies of this prospectus available to the selling shareholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling shareholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

At the time a particular offer of shares is made, if required, a prospectus supplement will be distributed that will set forth the number of shares being offered and the terms of the offering, including the name of any underwriter, dealer or agent, the purchase price paid by any underwriter, any discount, commission and other item constituting compensation, any discount, commission or concession allowed or reallowed or paid to any dealer, and the proposed selling price to the public.